EXHIBIT 99.1
PRESIDENTIAL REALTY CORPORATION         NEWS
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK  10605
(914) 948-1300
                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               May 13, 2005

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

Results of operations for the three months ended March 31, 2005:
----------------------------------------------------------------

The Company's net income for the three months ended March 31, 2005 was $.36 per share compared to $.25 per share for the three months ended March 31, 2004.

Continuing Operations:

Income from continuing operations before net gain from sales of properties was $.05 per share for the 2005 period compared to $.04 per share for the 2004 period. Net gain from sales of properties was $.34 per share for the 2005 period compared to $.00 per share in the 2004 period. The gain in the 2005 period is from the recognition of a deferred gain from the sale of our New Haven property in 1984 as a result of an $8,550,000 principal repayment received in 2005.

Discontinued Operations:

Loss from discontinued operations (before net gain (loss) from sales of discontinued operations) was $.03 per share for the 2005 and 2004 periods. Net loss from sales of discontinued operations for the 2005 period was $.00 per share compared to a net gain of $.24 per share for the 2004 period. During 2005, the Company sold the Farrington Apartments property and recorded a $12,000 loss. The gain in the 2004 period is from the sales of three cooperative apartments in the New York metropolitan area.

Funds From Operations:

Funds from operations, a measure which excludes net gain from sales of properties and eliminates the effect of depreciation, was $.15 per share for the 2005 period compared to $.06 per share for the 2004 period.

Dividend Declared:
------------------

The Company has previously announced that it has declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on June 30, 2005 to shareholders of record on June 10, 2005. The dividend represents a yield of 6.46% on the Class A shares and 7.88% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.



PRESIDENTIAL REALTY CORPORATION                          NEWS
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK 10605
(914) 948-1300
                                                         FOR IMMEDIATE RELEASE
                                                         WHITE PLAINS, NEW YORK
                                                         MAY 13, 2005

                                                                         RESULTS OF OPERATIONS
                                                                              (Unaudited)
                                                                           THREE MONTHS ENDED
                                                                               March 31,
                                                                          2005           2004
Gross revenues (excluding revenues from discontinued
  operations and net gain from sales of properties)                    $1,635,000     $1,666,000
                                                                       ===========    ===========

Income before net gain from sales of properties                          $190,000       $156,000
Net gain from sales of properties                                       1,300,000         -
                                                                       -----------    -----------
Income from continuing operations                                       1,490,000        156,000
                                                                       -----------    -----------

Loss from discontinued operations                                         (89,000)      (105,000)
Net gain (loss) from sales of discontinued operations                     (12,000)       914,000
                                                                       -----------    -----------
Total income (loss) from discontinued operations                         (101,000)       809,000
                                                                       -----------    -----------

Net Income                                                             $1,389,000       $965,000
                                                                       ===========    ===========

Funds from operations:
Net Income                                                             $1,389,000       $965,000
Net gain from sales of properties                                      (1,300,000)        -
Net (gain) loss from sales of discontinued operations                      12,000       (914,000)
Depreciation and amortization                                             466,000        168,000
                                                                       -----------    -----------
Funds from operations                                                    $567,000       $219,000
                                                                       ===========    ===========

Per share of common stock (basic and diluted):
Income before net gain from sales of properties                             $0.05          $0.04
Net gain from sales of properties                                            0.34              -
                                                                       -----------    -----------
Income from continuing operations                                            0.39           0.04
                                                                       -----------    -----------

Loss from discontinued operations                                           (0.03)         (0.03)
Net gain from sales of discontinued operations                                  -           0.24
                                                                       -----------    -----------
Total income (loss) from discontinued operations                            (0.03)          0.21
                                                                       -----------    -----------

Net Income per Common Share - basic and diluted                             $0.36          $0.25
                                                                       ===========    ===========

Funds from operations per share of common
  stock (basic and diluted):
Net Income                                                                  $0.36          $0.25
Net gain from sales of properties                                           (0.34)             -
Net gain from sales of discontinued operations                                  -          (0.24)
Depreciation and amortization                                                0.13           0.05
                                                                       -----------    -----------
Funds from operations per common share - basic and diluted                  $0.15          $0.06
                                                                       ===========    ===========

Average shares outstanding - basic                                      3,820,244      3,787,700
                                                                       ===========    ===========
                           - diluted                                    3,834,244      3,794,900
                                                                       ===========    ===========

Cash distributions per common share                                         $0.16          $0.16
                                                                       ===========    ===========






PRESIDENTIAL REALTY CORPORATION          NEWS
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK  10605
(914) 948-1300


                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               May 13, 2005




Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential and commercial properties; interest rate levels; the availability of financing and other risks associated with the development and acquisition of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.


For further information contact:
Jeffrey J. Joseph, President
Presidential Realty Corporation
at the above address and telephone number